 Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

ANGEL OAK FLEXIBLE INCOME FUND
a series of Angel Oak Funds Trust

Class A | Institutional Class

February 2, 2015

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated October 30, 2014, as previously supplemented

Effective February 1, 2015, the Expense Limit (as defined in the Prospectus) for the Angel Oak Flexible Income Fund (the “Fund”) has been lowered to 0.85% of the Fund’s average daily net assets through May 31, 2016.

The section entitled “Fees and Expenses of the Fund” on page 3 of the Prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts or waivers is available from your financial professional and in the section “Sales Charges—Class A Shares” on page 25 of the Prospectus.

Shareholder fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses1	0.36%	0.36%
Acquired Fund Fees and Expenses2	0.01%	0.01%
Total Annual Fund Operating Expenses	1.51%	1.26%
Less Fee Waiver/Expense Reimbursement	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement3	1.11%	0.86%
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1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2
“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds, mutual funds and exchange-traded funds (“ETFs”), and are based on estimated amounts for the current fiscal year.

3
Angel Oak Capital Advisors, LLC (the “Adviser”)  has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses and inclusive of organizational expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.85% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2016. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the fiscal year in which the Adviser incurred the expense.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the one year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A shares	$ 336	$ 653
Institutional Class shares	$ 88	$ 360

Additionally, the section entitled “Investment Adviser” on page 19 of the SAI is revised to state that the Fund’s Expense Limit is 0.85% of the Fund’s average daily net assets through May 31, 2016.

Please retain this Supplement with your Prospectus and SAI for future reference.